                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                        Rational Software Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        Rational Software Corporation
- --------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:



/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                125.00
          -------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

                Schedule 14A (Preliminary Proxy Statement)
          -------------------------------------------------------------------
     (3)  Filing Party:

                Rational Software Corporation
          -------------------------------------------------------------------
     (4)  Date Filed:

                June 27, 1996
          -------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 27, 1996

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Rational Software Corporation (the "Company") will be held at the principal offices of the Company at 2800 San Tomas Expressway, Santa Clara, California 95051, on Tuesday, August 27, 1996 at 3:00 p.m. PST, for the following purposes:

          1. To elect two Class I members of the Board of Directors (Proposal
             1);

          2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized Common Stock from 25,000,000 to 75,000,000 shares (Proposal 2);

          3. To approve an amendment to the 1994 Stock Option Plan reserving an additional 1,000,000 shares of the Company's Common Stock for issuance thereunder (Proposal 3);

          4. To approve an amendment to the 1994 Stock Option Plan increasing the size of the options that may be granted in any calendar year (Proposal 4);

          5. To approve an amendment to the 1994 Employee Stock Purchase Plan reserving an additional 200,000 shares of the Company's Common Stock for issuance thereunder (Proposal 5);

          6. To approve an amendment to the Directors' Stock Option Plan increasing the size of the annual option grant and accelerating the date of certain initial option grants (Proposal 6);

          7. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors to examine the financial statements of the Company for fiscal year 1997 (Proposal 7); and

          8. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of record of the Company's Common Stock at the close of business on June 28, 1996, the record date fixed by the Company's Board of Directors, are entitled to notice of and to vote at the Annual Meeting.
                                          By Order of the Board of Directors,

                                          ROBERT T. BOND
                                          Secretary

Santa Clara, California

July 12, 1996


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                         RATIONAL SOFTWARE CORPORATION

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 27, 1996

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Rational Software Corporation ("Rational" or the "Company") of proxies in the accompanying form for use at the Annual Meeting of Stockholders of the Company to be held at the principal offices of the Company at 2800 San Tomas Expressway, Santa Clara, California, 95051, at 3:00 p.m. on Tuesday, August 27, 1996, and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted at the Annual Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any stockholder who gives a proxy may revoke it at any time before it is exercised by giving a later proxy, by attending the meeting and voting in person, or by giving notice of revocation to the Company's Secretary.

     The Annual Meeting has been called for the following purposes: (1) to elect two Class I members of the Board of Directors; (2) to approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized Common Stock from 25,000,000 to 75,000,000 shares; (3) to approve an amendment to the 1994 Stock Option Plan reserving an additional 1,000,000 shares of the Company's Common Stock for issuance thereunder; (4) to approve an amendment to the 1994 Stock Option Plan increasing the size of the options that may be granted in any calendar year; (5) to approve an amendment to the 1994 Employee Stock Purchase Plan reserving an additional 200,000 shares of the Company's Common Stock for issuance thereunder; (6) to approve an amendment to the Directors' Stock Option Plan increasing the size of the annual option grant and accelerating the date of certain initial option grants; (7) to ratify the appointment of Ernst & Young LLP as the Company's independent auditors to examine the financial statements of the Company for fiscal year 1997; and (8) to transact such other business as may properly come before the meeting or any adjournment thereof. Only holders of record of the Company's Common Stock at the close of business on June 28, 1996, the record date fixed by the Company's Board of Directors, are entitled to notice of and to vote at the Annual Meeting.

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked therein. Executed but unmarked proxies will be voted FOR the election of the Company's two nominees to the Board of Directors and FOR each of the other proposals.


     The Company's capital stock consists of a single class of Common Stock, par value $0.01 per share, of which 17,067,982 shares were outstanding at the close of business on June 28, 1996. Stockholders of record at the close of business on June 28, 1996, have the right to receive notice of and to vote at the Annual Meeting. For each share held, a stockholder is entitled to one vote on each matter to be considered and acted upon at the Annual Meeting. There are no cumulative voting rights in the election of directors.


     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Stockholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares entitled to vote. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In a 1988 Delaware case,

Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal on which the broker has expressly not voted.

     A copy of the annual report to stockholders for the fiscal year ended March 31, 1996 accompanies this Proxy Statement. The Company is required to file an annual report on Form 10-K for its 1996 fiscal year with the Securities and Exchange Commission ("SEC"). Stockholders may obtain, free of charge, a copy of the Form 10-K by writing: Rational Software Corporation, 2800 San Tomas Expressway, Santa Clara, California, 95051, Attention: Investor Relations.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

     The following table sets forth certain information as of June 21, 1996, regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in this Proxy Statement, and (iv) all current directors and current executive officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                                                 NUMBER OF SHARES      PERCENT OF
                               NAME                             BENEFICIALLY OWNED       CLASS
    ----------------------------------------------------------  ------------------     ----------
    Putnam Investments........................................       3,395,322            19.9%
    FMR Corp..................................................       1,179,500             6.9%
    The Kaufmann Fund, Inc....................................         980,000             5.7%
    AIM Management Group......................................         973,500             5.7%
    Michael T. Devlin(1)......................................          62,500            *
    Paul D. Levy(2)...........................................          62,500            *
    Robert T. Bond(3).........................................          57,485            *
    David H. Bernstein(4).....................................          28,333            *
    Kevin J. Haar(5)..........................................          26,733            *
    Daniel H. Case III(6).....................................          16,524            *
    Leslie G. Denend(7).......................................          16,249            *
    Allison R. Schleicher(8)..................................          10,749            *
    James S. Campbell(9)......................................           7,624            *
    John E. Montague..........................................             300            *
    All current Directors and current Executive Officers as a
      group (19 persons)(10)..................................         990,980             5.7%

- ---------------
   * Less than one percent.

 (1) Includes 62,500 shares purchasable by Mr. Devlin within 60 days of June 21, 1996 pursuant to outstanding options.

 (2) Includes 62,500 shares purchasable by Mr. Levy within 60 days of June 21, 1996 pursuant to outstanding options.

 (3) Includes 47,249 shares purchasable by Mr. Bond within 60 days of June 21, 1996 pursuant to outstanding options.

 (4) Includes 13,333 shares purchasable by Mr. Bernstein within 60 days of June 21, 1996 pursuant to outstanding options.

 (5) Includes 24,916 shares purchasable by Mr. Haar within 60 days of June 21, 1996 pursuant to outstanding options.

 (6) Includes 16,249 shares purchasable by Mr. Case within 60 days of June 21, 1996 pursuant to outstanding options.

 (7) Includes 16,249 shares purchasable by Mr. Denend within 60 days of June 21, 1996 pursuant to outstanding options.

 (8) Includes 10,749 shares purchasable by Mr. Schleicher within 60 days of June 21, 1996 pursuant to outstanding options. Mr. Schleicher, who is an employee of IBM Corporation ("IBM"), currently serves on the Board of Directors in his individual capacity and not as a representative of IBM.

 (9) Includes 7,291 shares purchasable by Mr. Campbell within 60 days of June 21, 1996 pursuant to outstanding options.

(10) Includes an aggregate of 416,426 shares that may be acquired within 60 days of June 21, 1996 pursuant to outstanding options.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Company's bylaws provide for a Board of seven directors. The Company's Certificate of Incorporation provides that the Board of Directors be divided into three classes as nearly equal in number as possible. The term of Class I directors expires in 1996, the term of Class II directors expires in 1997, and the term Class III directors expires in 1998. The two Class I directors who were serving as directors at the end of fiscal year 1996 are nominated for reelection. Directors elected at the Annual Meeting will hold office for a three-year term expiring in 1999 or until their successors are elected and qualified. The other directors will continue in office for the remainder of their terms as indicated below. Unless authority so to vote is withheld, proxies received pursuant to this solicitation will be voted for the election of the two nominees named below. If any of the nominees should for any reason not be available for election, proxies will be voted for the election of the remaining nominees and such substitute nominees as may be designated by the Board of Directors.

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 1999

     MICHAEL T. DEVLIN, age 41, has been a director of the Company since 1994 and since 1981, was a director of a privately held California corporation named Rational ("old Rational"), which merged with the Company on March 31, 1994. He co-founded old Rational in 1981 and is currently Chairman of the Board of the Company.

     LESLIE G. DENEND, age 55, has been a director of the Company since 1994 and was a director of old Rational since 1993. Since 1993, he has been the President and Chief Executive Officer of Network General Corporation, a supplier of local and wide area computer network communications management systems. From 1990 to 1992, he was President of Vitalink Communications. He is a director of Network General Corporation, McAfee Associates, Inc., and Proxim, Inc.

DIRECTORS CONTINUING IN OFFICE IN THE CLASS OF 1998

     JAMES S. CAMPBELL, age 69, has been a director of the Company since 1990. Since 1987, he has been the Managing Director of Management Partners International Corporation, a management and consulting firm specializing in technology companies. He is a Director of Applied Voice Technology, Inc. Mr. Campbell is the father-in-law of Mr. Levy.

     ALLISON R. SCHLEICHER, age 52, has been a director of the Company since 1994 and was a director of old Rational since 1990. Since 1967, he has been with IBM Corporation in various executive and management positions. Most recently in 1994, he was appointed Vice President, Finance of IBM Credit Corporation. Mr. Schleicher previously served on the old Rational Board of Directors as a representative of IBM, but currently serves on the Company's Board of Directors in his individual capacity.

DIRECTORS CONTINUING IN OFFICE IN THE CLASS OF 1997

     DANIEL H. CASE III, age 38, has been a director since 1994 and was a director of old Rational since 1993. Since 1994, he has been President and Chief Executive Officer of Hambrecht & Quist Group, an investment banking firm. From 1992 to 1994 he served as president and Co-Chief Executive Officer of Hambrecht & Quist Group. Previously he held various positions with Hambrecht & Quist Group. He is a director of Hambrecht & Quist Group and Electronics Arts, Inc.

     PAUL D. LEVY, age 40, has been a director of the Company since 1994 and was a director of old Rational since 1981. He co-founded old Rational in 1981 and is currently President and Chief Executive Officer. Mr. Levy is the son-in-law of Mr. Campbell.

     JOHN E. MONTAGUE, age 42, has been a director of the Company since 1994. Since March 15, 1995, he has been Vice President, Financial Strategies at Lockheed Martin Corporation ("Lockheed Martin"). Previously, he was Vice President, Corporate Development and Investor Relations at Martin Marietta Corporation. From 1988 to 1991, he was Director, Corporate Development at Martin Marietta Corporation. Mr. Montague served on the Board of Directors of the Company as a representative of Lockheed Martin until October 1995, at which time he began serving in his individual capacity.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINATED DIRECTORS. Because the two nominees who receive the greatest number of votes will be elected to serve as Class I directors, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors held four regular meetings (and had four actions by unanimous written consent) and one special meeting during fiscal year 1996. Each incumbent director attended at least 75 percent of the meetings held during the part of fiscal year 1996 during which he was a director, in the aggregate, by the Board and each committee of the Board of which he was a member. The Company's Board of Directors has a Compensation Committee and Audit Committee. The Company does not have a Nominating Committee.

     The Compensation Committee (consisting of Messrs. Denend and Schleicher) reviews and recommends to the Board appropriate action with respect to the compensation of and benefits granted to officers and other key employees of the Company and administers the Company's two 1983 Incentive Stock Option Plans, 1986 Stock Option Plan, 1993 Stock Option Plan, and the 1994 Stock Option Plan and the 1994 Employee Stock Purchase Plan. The Compensation Committee held four meetings during fiscal year 1996. The Audit Committee (consisting of Messrs. Case, Campbell, and Montague) nominates the Company's independent auditors, reviews with the Company's independent auditors matters relating to the scope and plan of the audit, the adequacy of internal controls, and the preparation of the Company's financial statements, reports and makes recommendations to the Board with respect thereto, and reviews related party transactions for conflicts of interest. The Audit Committee held one meeting during fiscal year 1996.

     The Company pays directors' fees only to directors who are neither employees of the Company nor serving on the Board pursuant to contractual arrangements with the Company. Directors' fees are paid at the rate of $1,250 per Board meeting attended, with no additional fee being payable for attendance at committee meetings. Directors are also reimbursed reasonable out-of-pocket expenses in connection with attending meetings. Directors who are not employees of the Company participate in the Directors' Stock Option Plan described in Proposal 6.

            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                INCREASING THE NUMBER OF AUTHORIZED COMMON STOCK
                      FROM 25,000,000 TO 75,000,000 SHARES
                                  (PROPOSAL 2)

     The stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation that would increase the number of shares of authorized Common Stock from 25,000,000 to 75,000,000. The amendment to the Company's Certificate of Incorporation called for by this Proposal 2 would increase the ratio of Common Stock authorized to Common Stock outstanding from approximately 1.5 to approximately 4.4. The amendment to the Company's Certificate of Incorporation was adopted by the Board of Directors on June 14, 1996, in substantially the form attached as Exhibit A, subject to stockholder approval.


     The Company's Board of Directors believes that the proposed increase in the number of shares of authorized Common Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, corporate mergers, acquisitions of property, use in employee benefit plans and for other general corporate purposes. In addition, elimination of the delay occasioned by the necessity of obtaining stockholder approval will better enable the Company to engage in future financing transactions and acquisitions that take full advantage of changing market conditions.



     It should be noted that while the Company's Board of Directors has discussed the possibility of effecting a stock split or stock dividend, the Board has made no decision regarding any stock split or stock dividend at this time. It should be further noted that while the Board of Directors and Company management do not have specific acquisition plans at this time, Company management frequently evaluates the strategic opportunities available to it and may in the near-term or long-term future pursue acquisitions of complementary products, technologies or businesses.


     The proposed amendment to the Company's Certificate of Incorporation is not part of a plan by the Board of Directors to adopt anti-takeover measures. This increase could, however, result in certain anti-takeover effects. Although the Board of Directors has no present intention of doing so, it could use the increased number of authorized shares of Common Stock to make more difficult or discourage an attempt to obtain control of the Company, such as by issuing additional shares of Common Stock to purchasers who might side with the Board of Directors in opposing a takeover attempt. The existence of the additional authorized shares of Common Stock could have the effect of discouraging an attempt by any person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or a similar transaction, since the issuance of the additional shares of Common Stock could be used to dilute the stock ownership of a takeover bidder. To the extent that takeovers are thereby discouraged, stockholders may not have the opportunity to dispose of all or a part of their stock at a price that may be higher than that prevailing in the market. However, it also is possible that making shares of authorized, but unissued, Common Stock available for issuance may have the effect of increasing the price offered to stockholders of the Company in a tender or exchange offer, by encouraging potential bidders to negotiate with the Board of Directors rather than engaging in abusive takeover practices such as partial takeovers and front-end loaded, two-step takeovers and freeze-outs.

     In addition, the Company's Certificate of Incorporation provides for a classified Board of Directors, which could have the effect of delaying or discouraging a change in control of the Company by increasing the length of time that would be required for a potential acquiror to gain control of the Board of Directors.

     The Company is subject to Section 203 of the Delaware Code ("Section 203") which, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the time that such stockholder became an interested stockholder, unless (i) prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder (as defined below) owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (x) by persons who are directors and also officers and (y) by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (ii) at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least sixty-six and two-thirds percent of the outstanding voting stock which is not owned by the interested stockholder. Section 203 defines a business combination to include: (i) any merger or consolidation involving the corporation and the interested stockholder; (ii) any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation; (iii) subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; (iv) any transaction involving the corporation which has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or (v) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. In general, Section 203 defines an "interested stockholder" as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by such entity or person. A Delaware corporation may elect not to be subject to Section 203 by having its stockholders approve an amendment to its certificate or incorporation or bylaws to such effect. The Company has not made such election and, therefore, Section 203 may have an anti-takeover effect with respect to the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2. Approval will require a majority vote of the Company's outstanding Common Stock. An abstention or a broker non-vote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

        AMENDMENT TO THE 1994 STOCK OPTION PLAN RESERVING AN ADDITIONAL
                 1,000,000 SHARES OF THE COMPANY'S COMMON STOCK
                                  (PROPOSAL 3)

PROPOSED AMENDMENT

     The stockholders are being asked to approve an amendment to the 1994 Stock Option Plan reserving an additional 1,000,000 shares of the Company's Common Stock, which if approved would result in a total of 2,500,000 shares being issuable under the 1994 Stock Option Plan. Currently, there are 1,500,000 shares reserved under the 1994 Stock Option Plan, of which there are 1,343,887 subject to outstanding options and 64,536 still available for grant. If this amendment is approved, there will be a total of 2,500,000 shares reserved under the 1994 Stock Option Plan, of which 1,343,887 will be subject to outstanding options and 1,064,536 will be available for grant. The amendment to the 1994 Stock Option Plan was adopted by the Board of Directors on April 23, 1996 for the benefit of employees of Rational and its subsidiaries, subject to stockholder approval. There are approximately 560 employees of Rational and its subsidiaries who are eligible to participate in the 1994 Stock Option Plan.

     The Rational Board of Directors believes that the amendment to the 1994 Stock Option Plan is important to facilitate the continued functioning of the 1994 Stock Option Plan, which has proved an effective means of motivating and encouraging the continued employment of the employees of Rational and its subsidiaries.

DESCRIPTION OF THE 1994 STOCK OPTION PLAN

     The 1994 Stock Option Plan provides for the grant of options that are intended to qualify as Incentive Stock Options, as well as the grant of nonqualifying options. The number of shares that may be issued pursuant to options granted under the 1994 Stock Option Plan may not exceed 1,500,000 shares (or 2,500,000 shares if this amendment is approved). The 1994 Stock Option Plan is administered by the Compensation Committee of the Rational Board of Directors which consists of not fewer than two directors appointed by the Rational Board of Directors (the "Committee"). See "Board of Directors and Committees." The Committee selects the eligible persons to whom options may be granted, and has delegated to Paul D. Levy and Michael T. Devlin the authority to make grants of up to 10,000 shares to non-executive officers. Non-employee directors are not eligible to receive option grants under the 1994 Stock Option Plan. The maximum number of shares subject to options that may be granted under the 1994 Stock Option Plan to any executive officer or other employee is 83,333 in any calendar year (or 100,000 if Proposal 4 is approved).

     The option exercise price under the 1994 Stock Option Plan may not be less than 100 percent of the fair market value of Rational Common Stock on the date of grant of the option. The maximum option term is 10 years. Options may be exercised at any time after grant, except as otherwise provided in the option agreement executed by an optionee, which option agreement may provide for vesting over a period of time. Options granted by the Company typically vest over a period of four years, at a rate of 25% per year. No person may receive any Incentive Stock Option if, at the time of grant, such person owns directly or indirectly more than 10% of the total combined voting power of Rational unless the option price is at least 110% of the fair market value of Rational Common Stock and the exercise period of such Incentive Stock Option is by its terms limited to five years. There is also a $100,000 limit on the value of stock (determined at the time of grant) covered by Incentive Stock Options that first become exercisable by an optionee in any calendar year. No option may be granted more than 10 years after February 6, 1994, the effective date of the 1994 Stock Option Plan.

     Payment for shares purchased under the 1994 Stock Option Plan may be made either in cash or by exchanging shares of Rational Common Stock with a fair market value equal to or less than the total option price plus cash for any difference. Options granted may be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to Rational cash or cash equivalents equal to the option exercise price plus the amount of any taxes that Rational may be required to withhold in connection with the exercise of the option.

     Unless otherwise provided in the optionee's option agreement, (i) if an optionee's employment or service with Rational or a subsidiary terminates by reason of death, his or her options may be exercised within one year thereafter;
(ii) if the optionee's employment terminates by reason of permanent and total disability or retirement under an approved retirement plan of Rational or a subsidiary, his or her options may be exercised within three months after such termination; and (iii) if the optionee's employment terminates for any reason other than death, disability or retirement, options held by such optionee terminate on the date of such termination. Pursuant to its discretion to change these post-termination exercise periods, the Committee typically provides (i) a twelve month exercise period in the case of terminations resulting from death or total and permanent disability; (ii) a ninety day exercise period in the case of retirements; and (iii) a 30 day exercise period in the case of all other terminations.

     If the outstanding shares of Rational Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of Rational, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by Rational, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the 1994 Stock Option Plan, and in the number, kinds, and per share exercise price of shares subject to the unexercised portion of options granted before any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share option price.

     Upon any dissolution or liquidation of Rational, or upon a reorganization, merger or consolidation in which Rational is not the surviving corporation, or upon the sale of substantially all of the assets of Rational to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Rational Board of Directors that results in any person or entity owning 50% or more of the total combined voting power of all classes of stock of Rational, the 1994 Stock Option Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the 1994 Stock Option Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Rational Board of Directors in its discretion shall determine.

     The Rational Board of Directors may at any time amend the 1994 Stock Option Plan with respect to shares of Rational Common Stock as to which options have not been granted. However, Rational stockholders must approve any amendment that would (i) change the requirements as to eligibility to receive options; (ii) increase the maximum number of shares in the aggregate for which options may be granted (except for adjustments upon changes in capitalization); or (iii) materially increase the benefits accruing to eligible individuals under the 1994 Stock Option Plan. However, no termination, suspension, or amendment of the 1994 Stock Option Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of such optionee. Unless previously terminated, the 1994 Stock Option Plan will terminate automatically on February 6, 2004, the tenth anniversary of the effective date of the 1994 Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The grant of an option under the 1994 Stock Option Plan is not a taxable event for the optionee or Rational.

     With respect to Incentive Stock Options, an optionee will not recognize taxable income upon exercise of the option, although exercise may subject the optionee to the alternative minimum tax. Upon sale or exchange of the shares received pursuant to the exercise of the option any gain realized upon such disposition will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. Rational will not be entitled to any deduction with respect to the grant or exercise of an Incentive Stock Option, except as discussed below.

     If all of the requirements for Incentive Stock Option treatment are met except for the special holding period rules set forth above, the optionee will recognize ordinary income upon the disposition of the Rational Common Stock in an amount equal to the excess of the fair market value of the Rational Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any will be long or short-term capital gain, depending upon whether or not the stock was sold more than one year after the option was exercised. Rational will be allowed a deduction to the extent the optionee recognizes ordinary income at the time of such disposition.

     Upon exercising a nonqualifying option, an optionee generally will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Rational Common Stock on the date of exercise. Rational will be entitled to a deduction in the same amount that the optionee recognizes as ordinary income. Any ordinary income recognized in connection with the exercise of a nonqualifying option by an optionee who is also an employee of Rational will be subject to tax withholding by Rational.

     Upon a subsequent sale of the shares, the optionee will have short-term or long-term capital gain or loss (depending on the holding period), measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and Rational with respect to the grant and exercise of options under the 1994 Stock Option Plan. It does not purport to be complete, and it does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3. Directors who are employees of the Company may benefit from adoption of this amendment, and to that extent may have a conflict of interest in recommending the amendment. Because the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

AMENDMENT TO THE 1994 STOCK OPTION PLAN INCREASING THE SIZE OF THE OPTIONS THAT
                      MAY BE GRANTED IN ANY CALENDAR YEAR
                                  (PROPOSAL 4)

PROPOSED AMENDMENT

     The stockholders are being asked to approve an amendment to the 1994 Stock Option Plan that would increase the maximum number of shares of the Company's Common Stock for which options could be granted to employees in any calendar year from 83,333 to 100,000. The amendment was adopted by the Board of Directors on April 23, 1996, subject to stockholder approval.

     The Rational Board of Directors believes the amendment to the 1994 Stock Option Plan is an important addition to the Company's efforts to encourage employee equity participation in order to increase worker retention and align employee interests with those of the stockholders. The Board is pleased with the success of the 1994 Stock Option Plan in motivating and encouraging the continued employment of the employees of Rational and its subsidiaries, and has proposed this amendment in order to provide the Company greater flexibility in pursuing these goals in the future.

DESCRIPTION OF THE 1994 STOCK OPTION PLAN AND FEDERAL INCOME TAX CONSEQUENCES

     For a description of the 1994 Stock Option Plan and Federal Income Tax consequences, see Proposal 3 above.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4. Directors who are employees of the Company may benefit from adoption of this amendment, and to that extent may have a conflict of interest in recommending the amendment. Because the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

   AMENDMENT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN RESERVING AN ADDITIONAL
                  200,000 SHARES OF THE COMPANY'S COMMON STOCK
                                  (PROPOSAL 5)

PROPOSED AMENDMENT

     The stockholders are being asked to approve an amendment to the 1994 Employee Stock Purchase Plan (the "Purchase Plan") reserving an additional 200,000 shares of the Company's Common Stock for issuance thereunder. Currently there are 400,000 shares reserved under the Purchase Plan, of which 258,713 have been purchased and 141,287 are still available for purchase. If this amendment is approved there will be a total of 600,000 shares reserved under the Purchase Plan, of which 258,713 have been purchased and 341,287 will be available for purchase. The amendment to the Purchase Plan was adopted by the Board of Directors on April 23, 1996, subject to stockholder approval.

     The Rational Board of Directors believes the amendment to the Purchase Plan is an important addition to the Company's efforts to encourage employee equity participation in order to increase worker retention and align employee interests with those of the stockholders. The Board is pleased with the success of the Purchase Plan in increasing the level of employee interest in the Company's stock price, and has proposed this amendment to promote continued employee participation in the Purchase Plan.

DESCRIPTION OF THE PLAN

     The Company's Purchase Plan, which is intended to qualify under Section 423 of the Code, permits eligible employees to purchase Common Stock through payroll deductions. The Purchase Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

     Employees are eligible to participate if they are employed by the Company on an offering date; however, they must be regularly employed by the Company for at least twenty hours per week and more than five months per calendar year. Participation in the Purchase Plan ends automatically on termination of employment with the Company. Eligible employees may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with the Company's stock administration department prior to the applicable enrollment date.

     The Purchase Plan is implemented by consecutive and overlapping offering periods of approximately 24 months, with a new offering period commencing on the first trading day on or after November 1 and May 1 of each year, or on such other date as the Board may determine. The purchase price per share of the shares offered under the Purchase Plan in a given offering period is 85% of the fair market value of the Common Stock on the enrollment date or 85% of the fair market value of the Common Stock on the exercise date. The fair market value of the Common Stock on a given date is the closing sale price of the Common Stock for such date as reported by the NASDAQ National Market.

     The purchase price for the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the plan to include base pay, including commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation for a given offering period. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. Payroll deductions shall commence on the first payday following the enrollment date, and shall end on the exercise date of the offering period unless sooner terminated as provided in the Purchase Plan.

     The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or on the exercise date. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares will be exercised automatically on each exercise date for the maximum number of whole shares at the applicable price.

     Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option which would permit the employee to buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

     Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. A participant may withdraw all, but not less than all, of the payroll deductions credited to such participant's account and not yet used by giving written notice to the Company. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or pursuant to the Purchase Plan) and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

     The shares reserved under the Purchase Plan as well as the price per share of Common Stock covered by each option under the Purchase Plan which has not yet been exercised, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation, the Purchase Plan provides that each option under the plan shall be assumed or an equivalent option be substituted by the successor or purchaser corporation, unless the Board determines to shorten the offering period.

     The Board of Directors of the Company may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in the Purchase Plan, no such termination can adversely affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that the termination of the Purchase Plan is in the best interests of the Company and its stockholders. Unless terminated sooner, the Purchase Plan will terminate 10 years from its effective date of May 20, 1994.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period, or one year from the exercise date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Rational is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and Rational with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5. Directors who are employees of the Company may benefit from adoption of this amendment, and to that extent may have a conflict of interest in recommending the amendment. Because the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

                 AMENDMENT TO THE DIRECTORS' STOCK OPTION PLAN
               INCREASING THE SIZE OF THE ANNUAL OPTION GRANT AND
             ACCELERATING THE DATE OF CERTAIN INITIAL OPTION GRANTS
                                  (PROPOSAL 6)

PROPOSED AMENDMENT

     The stockholders are being asked to approve an amendment to the Directors' Stock Option Plan (the "Directors' Plan") that will increase the size of the annual option grant awarded to each Eligible Director (as such term is defined in the Description of the Directors' Plan below) and accelerate the date of initial option grants to new Eligible Directors and Eligible Directors who cease serving in a representative capacity and commence serving in an individual capacity. Presently, the Directors' Plan provides for an annual grant of an option to purchase the greater of (i) 8,333 shares of the Company's Common Stock or (ii) the number of shares of the Company's Common Stock representing the difference between 33,333 and the number of option shares of the Company's Common Stock already granted to the director by the Company. The proposed amendment described below would increase the size of the annual option grant to the greater of (i) 8,500 shares of the Company's Common Stock or (ii) the number of shares of the Company's Common Stock representing the difference between 34,000 and the number of option shares of the Company's Common Stock already granted to the director by the Company.

     The amendment to the Directors' Plan will also accelerate the date of certain initial options granted to Eligible Directors. First, the proposed amendment described below would accelerate the date on which options are granted to new Eligible Directors from the date of the Company's annual meeting to the date on which the director becomes an Eligible Director. Second, the proposed amendment described below would accelerate the date of option grants to Eligible Directors who serve on the Board in a representative capacity (pursuant to which they were prohibited from receiving options under the Directors' Plan by the entity they were representing) and then begin serving in an individual capacity. Presently, the Directors' Plan provides for such options to be granted on the date of the Company's annual meeting. The proposed amendment would accelerate the date such options are granted to the date on which the Eligible Director commences serving in an individual capacity.

     The option price for options granted pursuant to the Directors' Plan is set at not less than 100% of the fair market value of such Common Stock on the date the option is granted. In addition, options granted pursuant to the Directors' Plan vest over a period of four years, at a rate of 25% per year, and terminate ten years from the date of the grant.

     The exercise price and the other material provisions of the Directors' Plan will not be affected by the proposed amendment. The Board of Directors believes that increasing the equity stake of Eligible Directors will aid in attracting and retaining qualified individuals to serve on the Company's Board, and will further align the interests of Eligible Directors with those of the stockholders. The amendment to the Directors' Plan was adopted by the Board of Directors on April 23, 1996, subject to stockholder approval. The amendment effects the following changes:

          1. Any new Eligible Director joining the Board of Directors will receive an option grant, on the date such person first becomes an Eligible Director, for that number of shares equal to the greater of (a) 8,500 or
     (b) the difference between 34,000 and the number of option shares already granted to such director by the Company at any time in the past, if any;

          2. Any new Eligible Director joining the board who declines to accept an option grant because such person is serving as a representative of another party who prohibits its representatives from accepting options and later ceases to serve in a representative capacity and begins to serve in an individual capacity, will be granted an option, on the date that such Eligible Director begins to serve in an individual capacity, for that number of shares equal to the greater of (a) 8,500 or (b) the difference between 34,000 and the number of options shares already granted to such director by the Company at any time in the past, if any; and

          3. In each year after 1995, each Eligible Director who does not receive a grant during the year pursuant to items 1 and 2 above will be granted an option on the date of the Annual Meeting for 8,500 shares; provided that such director remains an Eligible Director on such date.

DESCRIPTION OF THE DIRECTORS' PLAN

     The Directors' Plan was adopted by the Board of Directors on August 23, 1991, and approved by the Stockholders of the Company on July 29, 1992 and amended on July 25, 1995. Options to purchase Rational Common Stock may be granted under the Directors' Plan to individuals ("Eligible Directors") who serve as members of the Board of Directors of Rational and who are not officers or employees of Rational and who have not given Rational written notice that they decline to receive a grant of options under the Directors' Plan. The number of shares of Rational Common Stock that may be issued pursuant to options granted under the

Director's Plan shall not exceed 283,332 shares. Option grants under the Directors' Plan are not considered "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code"). The Directors' Plan has an effective date of August 23, 1991 and a termination date of August 23, 2001.

     The Directors' Plan is designed to be effective automatically without requiring administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. The interpretation and construction of any provision of the Directors' Plan by the Board of Directors shall be final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Directors' Plan.

     The Directors' Plan currently provides that, as of the close of business on the date of the Annual Meeting of Stockholders of Rational held each year, each Eligible Director generally receives a grant of an option to purchase the greater of either 8,333 shares of Common Stock or the difference between 33,333 and the number of option shares of Common Stock previously granted to the Eligible Director. (If this amendment is approved each Eligible Director would generally receive an option to purchase the greater of either 8,500 shares of Common Stock or the difference between 34,000 and the number of option shares of Common Stock previously granted to the Eligible Director.) Options granted by the Company vest over a period of four years, at a rate of 25% per year. All options granted pursuant to the Directors' Plan are evidenced by written agreements. The option price may not be less than 100 percent of the fair market value of such Common Stock on the date the option is granted. The exercise price may be paid in cash or by tendering shares of Common Stock (valued at fair market value) or by a combination of cash and shares. The terms of the options under the Directors' Plan described above may not be amended more than once every six months, except for amendments to comply with changes in applicable law. Options granted under the Directors' Plan are nontransferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Any option granted under the Directors' Plan terminates upon the earlier of (i) ten years after the date such option is granted or (ii) one year after the optionee's termination of service as a director of Rational for any reason.

     The Directors' Plan requires that options granted thereunder comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act, or any successor thereto. Such options shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to the Directors' Plan transactions.

     The Board of Directors may, at any time and from time to time, amend, suspend or terminate the Directors' Plan as to any shares of Common Stock as to which options have not been granted; provided, however, that the Board may not, without approval by the stockholders of Rational, (i) materially modify the eligibility requirements of the Directors' Plan; (ii) materially increase the maximum number of shares of Common Stock that may be sold pursuant to options granted under the Directors' Plan; or (iii) materially increase the benefits accruing to Eligible Directors under the Directors' Plan. The number of shares for which options are outstanding pursuant to the Directors' Plan will be adjusted proportionately for any increase or decrease in the outstanding shares of Rational's Common Stock effected without receipt of consideration by Rational, such as a stock split or a reverse stock split. In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option shall become fully vested and exercisable.

FEDERAL INCOME TAX CONSEQUENCES

     An optionee will not recognize income at the time an option is granted to such optionee under the Directors' Plan. However, upon exercise of an option granted under the Directors' Plan, the optionee will generally recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Because shares held by directors might be subject to restrictions on resale under
Section 16(b) of the Securities Exchange Act of 1934, as amended, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code within 30 days after the date of exercise.

     Generally, the Company will be entitled to a deduction in the same amount and at the same time as the optionee recognizes ordinary income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of an option, the optionee will have either long-term or short-term capital gain or loss (depending upon the holding period), measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan. It does not purport to be complete, and it does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 6. In considering the recommendation of the Board of Directors that the proposed amendment be adopted, it should be noted that the Eligible Directors have an inherent conflict of interest in their recommendation because they personally benefit from the adoption of the amendment at the potential expense of the stockholders. Because the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 7)

     Action is to be taken at the Annual Meeting with respect to the ratification of independent auditors, who were nominated by the Audit Committee, to examine the financial statements of the Company for fiscal year 1997. Unless otherwise directed therein, proxies received pursuant to this solicitation will be voted for the ratification of Ernst & Young LLP, who served as the Company's auditors for fiscal year 1996. Although the ratification of independent auditors is not required to be submitted to a vote of the stockholders, the Board of Directors believes that such ratification is a matter on which the stockholders should express their opinion. If the stockholders do not ratify Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors. Ernst & Young LLP has advised the Company that no member of its firm has any direct or indirect material financial interest in the Company. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 7.

                                 OTHER MATTERS

     No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the meeting or any adjournment thereof, the proxy holders will vote upon the same according to their discretion and best judgment.

                               EXECUTIVE OFFICERS

                   NAME; AGE                             PRINCIPAL OCCUPATIONS AND EMPLOYMENT
          POSITION(S) WITH THE COMPANY                        DURING THE PAST FIVE YEARS
- ------------------------------------------------  --------------------------------------------------
Michael T. Devlin; 41                             See "Election of Directors" above for further
Chairman of the Board                             information concerning Mr. Devlin.
Paul D. Levy; 40                                  See "Election of Directors" above for further
President and Chief Executive Officer             information concerning Mr. Levy.
David H. Bernstein; 44                            Vice President and General Manager, Object
Senior Vice President and General Manager,        Technology, old Rational, 1994 and Rational from
Products                                          1994 to 1995. Vice President, Product Development
                                                  from 1982 to 1994.
Robert T. Bond; 53                                Executive Vice President and General Manager of
Senior Vice President, Chief Operating Officer,   International Field Operations, old Rational from
Chief Financial Officer and Secretary             1990 to 1994, and Rational from 1994 to 1995.
John R. Lovitt; 51                                Vice President of North American Field Operations,
Senior Vice President, North American Field       old Rational from 1990 to 1994, and Rational from
Operations                                        1994 to 1995.
Stephen F. Zeigler; 44                            Vice President Ada Products, Rational from 1983 to
Senior Vice President and General Manager,        1995.
UNIX Application Construction Products
Timothy A. Brennan; 41                            Corporate Controller, Rational from 1994 to 1995;
Vice President, Finance and Administration        Division Controller, The Ask Group, Inc. from 1990
                                                  to 1994.
Kevin J. Haar; 39                                 Vice President of North American Major Accounts,
Vice President, Major Accounts,                   Rational, 1995. Account Representative, old
North American Field Operations                   Rational from 1986 to 1994, and Rational from 1994
                                                  to 1995.
Ivar Jacobson; 57                                 Vice President, Technology, Objectory AB from 1991
Vice President, Business Engineering              to 1995; President, Objectory AB, 1990.
Joseph N. Marasco; 50                             Vice President and General Manager, Programming
Vice President and General Manager,               Tools, Rational, 1995. Product Manager, old
Windows Application Construction Products         Rational from 1986 to 1994, and Rational from 1994
                                                  to 1995.
Gregory L. Meyers; 40                             Chief Architect, Software Tools, Palladio Software
Vice President, Object Modeling Products          Corp. from 1992 to 1995 (Palladio Software Corp.
                                                  was acquired by Rational on December 30, 1994).
                                                  Product Manager, Medical Equipment Manufacturer,
                                                  General Electric Medical Systems from 1990 to
                                                  1992.
Richard P. Reitman; 43                            Chief Architect, old Rational 1993 to 1994, and
Vice President, Process and Project Management    Rational from 1994 to 1996; Product Architect, old
  Products                                        Rational from 1991 to 1993.
Gerald J. Rudisin; 42                             Director of Marketing, old Rational from 1991 to
Vice President, Corporate Marketing               1994, and Rational from 1994 to 1995. Vice
                                                  President of Product Marketing at Alsys, Inc. from
                                                  1986 to 1991.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and the holders of 10% or more of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Two Forms 4 as to two transactions were filed 19 days late and 113 days late by Ivar Jacobson. In addition, one Form 4 was filed 176 days late by John Montague. Based upon a review of Forms 3, 4 and 5, and written representations of the Company's directors, executive officers, and 10% stockholders as to whether Forms 5 were required to be filed by them, the Company believes that all other reports required pursuant to Section 16(a) with respect to the 1995 fiscal year were timely filed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The Securities and Exchange Commission requires the following table setting forth for the fiscal years ending March 31, 1996, 1995, and 1994, the cash compensation paid by the Company to the Chief Executive Officer and each of the four other most highly compensated executive officers during the last fiscal year.

                                                 ANNUAL COMPENSATION                 ALL OTHER
           NAME AND PRINCIPAL             ----------------------------------        COMPENSATION
                POSITION                  YEAR(1)     SALARY($)     BONUS($)           ($)(1)
- ----------------------------------------  -------     ---------     --------     ------------------
Michael T. Devlin.......................    1996       240,000       82,374               348(2)
  Chairman of the Board                     1995       220,000            0               348(2)
Paul D. Levy............................    1996       240,000       82,374               348(2)
  President and Chief Executive Officer     1995       220,000            0               348(2)
David H. Bernstein......................    1996       220,000       80,000               348(2)
  Vice President and General Manager,       1995       220,000            0               348(2)
  Products
Robert T. Bond..........................    1996       185,000       67,729               348(2)
  Senior Vice President, Chief Operating    1995       185,000            0             3,652(2)(3)(4)
  Officer, Chief Financial Officer and
  Secretary
Kevin J. Haar...........................    1996       220,000       20,000             3,468(2)(5)
  Vice President, Major Accounts,           1995       199,131       10,921             1,128(2)(5)
  North American Field Operations

- ---------------
(1) Messrs. Devlin, Levy, Bernstein, Bond, and Haar became employees of the Company in connection with the March 31, 1994 merger of the Company with old Rational. Therefore, this table only presents compensation for fiscal years 1995 and 1996 for these individuals.

(2) Includes $348 in premiums paid pursuant to a long-term disability plan through which the Company provides long-term disability income insurance for all its employees. In the event of an insured officer's disability, the officer may be eligible after three consecutive months of disability for a monthly benefit of 60% of his tax-free monthly earnings up to a $6,000 per month maximum.

(3) Includes a $304 interest differential reimbursed to Mr. Bond pursuant to the old Rational Stock Option Financial Assistance Plan that was adopted in Sept. 29, 1983, to assist optionees in the financing of their purchase of options granted under the old Rational 1983 Incentive Stock Option Plan. Mr. Bond repaid the loan in fiscal year 1996.

(4) Includes $3,000 paid to Mr. Bond as an award for ten years of combined service with the Company and old Rational.

(5) Includes $780 for fiscal year 1995 and $3,120 for fiscal year 1996 paid to Mr. Haar for a car allowance pursuant to the Company's Field Employee Auto Reimbursement Plan which provides for reimbursements of up to $260 per month to certain of the Company's sales personnel.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to each of the named executive officers of the Company concerning the grant of stock options during the last fiscal year and the potential realizable value at certain assumed annual rates of stock price appreciation.

                                    INDIVIDUAL GRANTS                                         POTENTIAL REALIZABLE
- -----------------------------------------------------------------------------------------           VALUE AT
                                             PERCENT OF                                          ASSUMED ANNUAL
                               NUMBER OF        TOTAL                                               RATES OF
                               SHARES OF       OPTIONS                                             STOCK PRICE
                                COMMON       GRANTED TO                                         APPRECIATION FOR
                                 STOCK        EMPLOYEES      EXERCISE                            OPTION TERM(1)
                               UNDERLYING     IN FISCAL       PRICE                           ---------------------
            NAME               OPTIONS(#)       YEAR          ($/SH)      EXPIRATION DATE      5%($)       10%($)
- -----------------------------  ---------     -----------     --------     ---------------     -------     ---------
Michael T. Devlin............    50,000          9.50          14.12          7/25/05         444,000     1,125,182
Paul D. Levy.................    50,000          9.50          14.12          7/25/05         444,000     1,125,182
David H. Bernstein...........         0             0              0               --               0             0
Robert T. Bond...............    18,333          3.48          14.12          7/25/05         162,797       412,559
Kevin J. Haar................    33,333          6.33          12.38          4/28/05         259,521       657,678

- ---------------
(1) The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of fiscal year 1996 granted options, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the Securities and Exchange Commission, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions, as well as the option holder's continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

     The following table sets forth information with respect to each of the named executive officers of the Company concerning the exercise of stock options during the last fiscal year and the fiscal year 1996 year-end value of all unexercised options held by such individuals.

                                                            NUMBER OF SECURITIES          DOLLAR VALUE OF UNEXERCISED,
                                                                 UNDERLYING                       IN-THE-MONEY
                        NUMBER OF                        UNEXERCISED OPTIONS HELD AT             OPTIONS HELD AT
                         SHARES                                MARCH 31, 1996                   MARCH 31, 1996(1)
                       ACQUIRED ON     DOLLAR VALUE     -----------------------------     -----------------------------
        NAME            EXERCISE         REALIZED       EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- ---------------------  -----------     ------------     -----------     -------------     -----------     -------------
Michael T. Devlin....     50,000         1,637,250              0          200,000                0         6,462,000
Paul D. Levy.........     50,000         1,323,500              0          200,000                0         6,462,000
David H. Bernstein...     26,666           741,065              0           40,000                0         1,377,200
Robert T. Bond.......     13,333           218,261         29,333           58,333          988,628         1,850,092
Kevin J. Haar........      2,666            92,297         21,165           40,167          716,236         1,133,589

- ---------------
(1) Value based on market value of the Company's Common Stock at date of exercise, or at March 29, 1996 (the last business day of the fiscal year), minus the exercise price. The market value at March 29, 1996 was $39.50 per share.

COMPENSATION COMMITTEE REPORT

     Pursuant to rules adopted by the Securities and Exchange Commission designed to enhance disclosure of public companies' policies toward executive compensation, set forth below is a report submitted by the Company's Compensation Committee (the "Committee") addressing the Company's compensation policies with respect to executive officers.

     The Committee reviews and recommends to the Board action with respect to compensation of and benefits granted to officers and other key employees of the Company and administers the Company's several stock option plans and stock purchase plan. During fiscal year 1996, the Committee was comprised of two non-employee directors.

     The Company structures executive compensation in a manner designed to provide competitive levels of compensation and to assist the Company in attracting and retaining qualified executives. The compensation paid to the Company's executive officers consists primarily of base salary, cash bonuses under a management incentive bonus plan, and grants of stock pursuant to the Company's stock option plans.

     The Committee annually reviews base salaries of executive officers, including the executive officers named in the Summary Compensation Table. Industry compensation surveys are used to establish base salaries that are within the range of those of persons holding comparably responsible positions at other similar-sized companies, both regionally and nationally. While salary surveys that directly correspond to the companies included in the "peer group" used to construct the Performance Graph included in this Proxy Statement are not available, there is substantial overlap between the companies included in the salary surveys used by the Company and the companies included in such "peer group," and the Committee believes that it is appropriate to consider such surveys in establishing the range of competitive salaries for its executive officers. In addition, other factors are considered in setting salaries, such as cost-of-living increases, management performance reviews and recommendations, as well as the individual's past performance and potential with the Company. The consideration of additional factors and the weight given to any particular factor are within the discretion of the Committee.

     Mr. Levy's salary was set at $220,000 in fiscal year 1995. After considering the factors described above in connection with salary adjustments, and giving particular emphasis to competitive factors and individual performance, the Committee recommended that Mr. Levy's base salary be increased to $240,000 in fiscal year 1996.

     The Company's management incentive bonus plan ties payment of benefits to executive officers, including the executive officers named in the Summary Compensation Table, to corporate profit and revenue goals established by the Board of Directors and a minimum level of profitability must be achieved before any amounts are paid pursuant to the plan. Payments under the plan are based upon the following factors: (a) annual base salary; (b) an employee's targeted percentage (a percentage of base salary that increases for higher positions within the Company, which places a greater percentage of compensation at risk for those with greater responsibility); and (c) a corporate performance factor based on a comparison of corporate results to profitability and revenue objectives established by the Board of Directors' operating budget plan each year for the succeeding year.

     The option incentive component of the total compensation package is intended to retain and motivate executives to improve long-term stock market performance and to increase value for all stockholders. The Committee generally grants options under the Company's stockholder-approved plans with an exercise price equal to the market price at the date of the grant and, as a result, the options will have value only if the Company's stock price increases from the time of the award. Grants are made to executive officers based on salary, responsibility, and performance of the individual officer. Consistent with the Committee's philosophy that the award of stock options should be used to incentivize key executive officers and to further align their interests with those of the stockholders, during fiscal year 1996 the Committee examined the stock and option holdings of the Company's executive officers and determined that the awards set forth in the Option Grants in Last Fiscal Year Table were appropriate.

     The Committee has considered the potential future effects of Section 162(m) of the Code, as amended. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of $1 million per executive per year, but excludes from the calculation of such $1 million limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. None of the Company's executive officers approached the $1 million limit in fiscal year 1996, nor is any expected to approach such limit in fiscal year 1997. However, the provisions of Section 162(m) merit current consideration because, under certain circumstances, the difference between the fair market value and the exercise price of options granted in the present time period, measured at the time of exercise, could be included in the calculation under Section 162(m) of the executive officers' compensation in the time period in which the exercise occurs. This result can be avoided if the plans under which such options are granted comply with certain requirements at the time of grant, including administration by a committee consisting solely of two or more outside directors and stockholder approval of the terms of the plan, including approval of an annual limit stated in the plan on the number of shares with respect to which options may be granted to any employee. The Company's 1994 Stock Option Plan has been designed and administered to meet such requirements. The Company has not attempted to structure other elements of executive compensation to qualify as performance-based compensation for purposes of
Section 162(m).

                                          Leslie G. Denend
                                          Allison R. Schleicher

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between the Company's Board of Directors or Officers Compensation Committee and the board of directors or compensation committee of any other company.

                               PERFORMANCE GRAPH

     The following graph compares the five-year cumulative total returns for the Company, the NASDAQ Market Index and an index constructed from a peer group consisting of 491 companies that are classified in the same Standard Industrial Classification (SIC) code as the Company.

      Measurement Period            Company       Peer Group     NASDAQ Market
    (Fiscal Year Covered)        Common Stock        Index           Index
1991                                    100.00          100.00          100.00
1992                                    228.57          135.56          105.40
1993                                    185.71          153.60          117.95
1994                                    178.57          163.31          136.32
1995                                    210.71          216.00          144.62
1996                                    752.38          314.16          194.52

                     ASSUMES $100 INVESTED ON APRIL 1, 1991
                          ASSUMES DIVIDENDS REINVESTED
                       FISCAL YEAR ENDING MARCH 31, 1996

                              CERTAIN TRANSACTIONS

     Daniel H. Case III, a director and stockholder of the Company, is the President and Chief Executive Officer and a shareholder of Hambrecht & Quist LLC. Hambrecht & Quist LLC was a managing underwriter of the Company's public offering which took place in June 1995, and received certain discounts and commissions, and was indemnified by the Company, with respect thereto. Hambrecht & Quist LLC may in the future provide investment banking services or other financial advisory services to the Company as well as continue to provide research coverage of the Company or make a market in its publicly traded securities, although there is no agreement between the Company and Hambrecht & Quist LLC relating to such activities.

     The Company sells its products to Lockheed Martin Corporation ("Lockheed Martin"), a former major stockholder of the Company. Sales of the Company's products to Lockheed Martin accounted for approximately 1%, 2% and 4% of the Company's revenue in fiscal years 1994, 1995 and 1996, respectively. Sales to Lockheed Martin were made at market rates. The Company has entered into an arrangement with Martin Marietta Advanced Concepts Center ("ACC"), an operating element of Lockheed Martin, wherein the ACC has agreed to adopt the combined Booch and OMT method being developed by the Company, when developed, for its systems integration business and augment the Company's own training and consulting capacity. To date, this agreement has not produced material revenues. John E. Montague, Vice President, Financial Strategies, at Lockheed Martin, serves on the Company's Board of Directors in his individual capacity and not as a representative of Lockheed Martin.

     Ivar Jacobson, who became an officer of the Company on October 24, 1995, was the President of Objectory AB ("Objectory"), a privately held Swedish corporation that the Company acquired from Objectory's two stockholders, Telefonaktiebolaget LM Ericsson (publ.) ("Ericsson") and Usecase Engineering S.A. ("Usecase") in two transactions that took place on October 6, 1995 and January 23, 1996, respectively. In addition to being President of Objectory, Mr. Jacobson was also the beneficial owner of Usecase, which held 46% of Objectory's outstanding stock. In return for its shares of Objectory, Usecase received 476,272 shares of the Company's Common Stock. Mr. Jacobson's daughter, Agneta Jacobson, also works for the Company's Swedish subsidiary as Director of Process Development. Ms. Jacobson's annual salary is approximately $65,000.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to solicitation of proxies by mail, the officers, directors, and regular employees of the Company may solicit proxies in person or by telegraph or telephone. Brokerage houses, nominees, fiduciaries, and other custodians will be requested by the Company to forward proxy soliciting material to beneficial owners of shares held of record by them and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so. The Company may also retain a professional solicitation firm to assist in the solicitation of proxies at a cost not to exceed $10,000.

                             STOCKHOLDER PROPOSALS


     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for the 1997 Annual Meeting of stockholders, stockholder proposals must be received by the Company no later than March 14, 1997 and have complied with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.


                                          By Order of the Board of Directors,

                                          ROBERT T. BOND
                                          Secretary

                                   EXHIBIT A

                   AMENDMENT TO CERTIFICATE OF INCORPORATION

                                       OF

                         RATIONAL SOFTWARE CORPORATION

     Rational Software Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

     FIRST: The Board of Directors of the Company, at a meeting duly called and held in accordance with the Bylaws of the Company and Section 141 of the Delaware General Corporation Law, as amended, duly adopted resolutions proposing and declaring advisable the amendment to the Certificate of Incorporation of the Company as set forth below.

     SECOND: Paragraph 4(a) of the Certificate of Incorporation, as amended to date, hereby is amended to read as follows:

          4. (a) The total number of shares of Common Stock which the corporation shall have authority to issue shall be seventy-five million (75,000,000) and each of such shares shall have a par value of one cent ($0.01).

     THIRD. The undersigned, Paul D. Levy and Robert T. Bond, further verify that:

          A. This Amendment to Certificate of Incorporation has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, as amended.

          B. Pursuant to a duly adopted resolution of the Board of Directors of the Company, the annual meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, as amended, at which meeting holders of at least a majority of the outstanding shares of Common Stock of the Company, constituting the only outstanding securities of the Company entitled to vote in respect of the amendment to the Certificate of Incorporation of the Company as set forth above, duly approved said amendment.

     THE UNDERSIGNED, being the President and Secretary, respectively, of Rational Software Corporation, do make this Amendment to Certificate of Incorporation, hereby declaring and certifying that this is an act and deed of the Company and that the facts herein stated are true, and accordingly have
hereunto set their hands this           day of August, 1996.

                                          --------------------------------------
                                          Paul D. Levy, President

                                          --------------------------------------
                                          Robert T. Bond, Secretary

                         RATIONAL SOFTWARE CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 27, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned stockholder of Rational Software Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 12, 1996, and hereby appoints Paul D. Levy and Robert T. Bond, and each of them, with full power of substitution, as Proxy or Proxies, to vote all shares of the Common Stock of the undersigned at the Annual Meeting of Stockholders of Rational Software Corporation to be held on August 27, 1996, and at any adjournments thereof, upon the proposals set forth on this form of proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly be brought before the meeting or any adjournments thereof.


1. ELECTION OF CLASS I MEMBERS (WITH TERMS EXPIRING IN 1999) OF THE BOARD OF DIRECTORS:

[ ] FOR all nominees listed below       [ ] WITHHOLD authority to vote for all
    (except as indicated)                   nominees listed below

    If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

                      Michael T. Devlin, Leslie G. Denend

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED COMMON STOCK FROM 25,000,000 TO 75,000,000 SHARES:

              [ ] FOR         [ ] AGAINST             [ ] ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE 1994 STOCK OPTION PLAN RESERVING AN ADDITIONAL 1,000,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE THEREUNDER:

              [ ] FOR         [ ] AGAINST             [ ] ABSTAIN

4. PROPOSAL TO APPROVE AN AMENDMENT TO THE 1994 STOCK OPTION PLAN INCREASING THE SIZE OF THE OPTIONS THAT MAY BE GRANTED IN ANY CALENDAR
        YEAR:

              [ ] FOR         [ ] AGAINST             [ ] ABSTAIN

5. PROPOSAL TO APPROVE AN AMENDMENT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN RESERVING AN ADDITIONAL 200,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE THEREUNDER:

              [ ] FOR         [ ] AGAINST             [ ] ABSTAIN

6. PROPOSAL TO APPROVE AN AMENDMENT TO THE DIRECTORS' STOCK OPTION PLAN INCREASING THE SIZE OF THE ANNUAL OPTION GRANT AND ACCELERATING THE DATE OF CERTAIN INITIAL OPTION GRANTS:

              [ ] FOR         [ ] AGAINST             [ ] ABSTAIN

7. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS TO EXAMINE THE FINANCIAL STATEMENTS OF THE COMPANY FOR FISCAL YEAR 1997:

              [ ] FOR         [ ] AGAINST             [ ] ABSTAIN

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

        Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder.

                                Dated:
                                      -----------------------------


                                -----------------------------------
                                (Signature)


                                ----------------------------------
                                (Signature)

(This proxy should be marked, dated, signed by the stockholder or stockholders exactly as the stockholder's or stockholders' names appear hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary or representative capacity should so indicate. If shares are held by joint tenants, as community property or otherwise by more than one person, all should sign.)

                                    APPENDIX
                                    --------

                          RATIONAL SOFTWARE CORPORATION
                             1994 STOCK OPTION PLAN


         Rational Software Corporation (the "Corporation") sets forth herein the terms of this 1994 Stock Option Plan (the "Plan") as follows:

         1.       PURPOSE

                  The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Corporation or that of one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code") ("Incentive Stock Option"), except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below and (ii) for Options specifically designated at the time of grant as not being "incentive stock options."

         2.       ADMINISTRATION

                  (a) Board. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Corporation's Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

                  (b) Committee. The Board may from time to time appoint a Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Corporation or any of its subsidiaries, and each of whom shall qualify in all respects as a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board may designate the Compensation Committee of the Board to serve as the Committee hereunder. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in
Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Corporation and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Corporation's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

                  (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

                  (d) Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

                  (e) Action by the Board. The Board may act under the Plan with respect to any Option granted to or Option Agreement entered into with an officer, director or shareholder of the Corporation who is subject to Section 16 of the Exchange Act other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above, only if all of the members of the Board are "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act.

         3.       STOCK

                  The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $.01 per share, of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,500,000 shares. The numbers of shares specified in this Section and elsewhere in the Plan are subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

                  4.       ELIGIBILITY

                           Options may be granted under the Plan to any employee
of the Corporation or any "subsidiary corporation" of the Corporation (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code (including any such employee who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted under the Plan to any executive officer or other employee of the Corporation or any Subsidiary is 83,333 shares in any calendar year (subject to adjustment as provided in Section 17 hereof).

                           An individual may hold more than one Option, subject
to such restrictions as are provided herein.

                  5.       EFFECTIVE DATE AND TERM OF THE PLAN

                           (a) Effective Date. The Plan shall be effective as of
the date of adoption by the Board, which date is set forth below (the "Effective Date"), subject to approval of the Plan within one year of the Effective Date by a majority of the outstanding shares of the Corporation's voting stock; provided, however, that upon approval of the Plan by the shareholders of the Corporation as set forth above, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Corporation had approved the Plan on the effective date. If the shareholders fail to approve the Plan within one year of the Effective Date, any options and granted hereunder shall be null and void and of no effect.

                           (b) Term. The Plan shall terminate on the date ten
years from the Effective Date.

         6.       GRANT OF OPTIONS

                  Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions that may be necessary to qualify such Options as Incentive Stock Options. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted.

         7.       LIMITATION ON INCENTIVE STOCK OPTIONS

                  An Option (other than an Option described in exception (ii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value

(determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

         8.       OPTION AGREEMENTS

                  All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

         9.       OPTION PRICE

                  The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than the greater of par value or 100 percent of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more that one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the high and low prices on such date), or, if no sale of the Stock had been made on such day, on the next preceding day on which any such sale shall have been made.

         10.      TERM AND EXERCISE OF OPTIONS

                  (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

                  (b) Option Period and Limitations on Exercise. Each Option shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the 'Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Corporation as provided in Section 5 above.

                  (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office, addressed to the attention of the Corporate Secretary, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 33 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided in the next sentence, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Unless the Board shall provide otherwise in an Option Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided such notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  (d) Restrictions on Transfer of Stock. If an Option is exercised prior to the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of shareholder approval of the Plan and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the dates specified in clauses (i) and (ii) above.

         11.      TRANSFERABILITY OF OPTIONS

                  During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

         12.      TERMINATION OF SERVICE OR EMPLOYMENT

                  Upon the termination of the employment or service of an Optionee with the Corporation or a Subsidiary, other than by reason of the death, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), or "Retirement" (as defined in Section 13(B) below) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of termination of service or employment of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 10(b) above. Whether a leave of absence or leave on military or government service shall constitute a termination of service or employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed with or in the service of the Corporation or any Subsidiary.

         13.      RIGHTS IN THE EVENT OF DEATH, DISABILITY OR RETIREMENT

                  (a) Death. If an Optionee dies while in the employ or service of the Corporation or a Subsidiary or within the period following the termination of employment or service during which the Option is exercisable under Section 12 above or Section 13(b) below, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Board may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of the Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10(b) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above.

                  (b) Disability or Retirement. If an Optionee terminates employment or service with the Corporation or a Subsidiary by reason of (i) the "permanent and total disability" within the meaning of Section 22(e)(3) of the Code ("Disability") of such Optionee or (ii) retirement of the Optionee under an approved plan of retirement of the Corporation or a Subsidiary, entitling such Optionee to receive payment of retirement benefits thereunder immediately ("Retirement"), then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within three months after such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of service or employment, whether or not such Option was exercisable immediately prior to such termination of service or employment; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of the termination of service or employment of the Optionee with the Corporation or a Subsidiary by reason of the Disability or Retirement of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of service or employment is to be considered by reason of Disability or Retirement for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

         14.      USE OF PROCEEDS

                  The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

         15.      REQUIREMENTS OF LAW

                  (a) Violations of Law. The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended, the "Act"), upon exercise of any Option, unless a registration statement under the Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under the Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of stock pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                  (b) Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

         16.      AMENDMENT AND TERMINATION OF THE PLAN

                  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted;

provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Corporation, materially increase the benefits accruing to participants under the Plan, change the requirements as to eligibility to receive Options or increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 17 hereof. Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

         17.      EFFECT OF CHANGES IN CAPITALIZATION

                  (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the Effective Date, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                  (b) Reorganization in Which the Corporation Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                  (c) Reorganization in Which the Corporation Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation, reorganization or other business combination of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of all or substantially all of the assets of the Corporation to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 50 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its shareholders.

                  (d) Adjustments. Adjustments under this Section 17 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  (e) No Limitations on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         18.      DISCLAIMER OF RIGHTS

                  No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary.

         19.      NONEXCLUSIVITY OF THE PLAN

                  Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                      * * *



                  This Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on the 16th day of February, 1994.



                                   __________________________________
                                   Secretary of the Corporation

                  This Plan as amended was duly approved by the shareholders of the Corporation at a meeting of the shareholders held on the 25th day of July, 1995.


                                   __________________________________
                                   Secretary of the Corporation

                          RATIONAL SOFTWARE CORPORATION

                         STOCK OPTION PLAN FOR DIRECTORS

         Rational Software Corporation (the "Company") sets forth herein the terms of this Stock Option Plan for Directors (the "Plan") as follows:

1.       PURPOSE

         The Plan is intended to advance the interests of the Company and its subsidiaries by providing eligible individuals (as designated pursuant to Section 3 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to increase their efforts for the growth and success of the Company and its subsidiaries, will encourage such eligible individuals to remain in the service of the Company and will reward them for their efforts on the Company's behalf. Each stock option granted under the Plan (an "Option") is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code").

2.       STOCK

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $.01 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 283,332 shares, which number of shares is subject to adjustment as provided in Section 14 below. If any Option is cancelled by mutual consent or expires or terminates for any reason before having been exercised in full, the unpurchased shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

3.       ELIGIBILITY

         Options shall be granted under the Plan to those individuals ("Eligible Directors") who from time to time are serving as members of the board of directors of the Company and who are not officers or employees of the Company or one or more of its subsidiaries and who have not given the Company written notice that they decline to receive a grant of Options hereunder. No person shall have any discretion to select which Eligible Directors shall be granted options or to determine the number of shares covered by options granted to Eligible Directors.

         An individual may hold more than one Option, subject to such restrictions as are provided herein.

4.       EFFECTIVE DATE AND TERM OF THE PLAN

         (a) Effective Date. The Plan shall be effective as of August 23, 1991 subject to approval of the Plan on or before December 31, 1992 by an affirmative majority vote of the votes cast at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before December 31, 1992, any Options granted hereunder shall be null and void and of no effect.

         (b)      Term.  The Plan shall terminate on August 23, 2001.

5.       OPTION GRANTS

         All grants of options to Eligible Directors under the Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the provisions of this Section 5 and Sections 3, 7 and 8:

         (a) Any Eligible Director serving on the Company's Board of Directors on July 25, 1995 will, on such date, have his 1994 option grant rescinded, and receive a replacement option grant with the same exercise price for that number of shares equal to the greater of (a) 8,333 or (b) the difference between 33,333 and the number of option shares already granted to the director by the Company at any time in the past (exclusive of options being rescinded);

         (b) Any new Eligible Director joining the Board of Directors will receive an option grant, on the date such person first becomes an Eligible Director, for that number of shares equal to the greater of (a) 8,333 or (b) the difference between 33,333 and the number of option shares already granted to such director by the Company at any time in the past, if any;

         (c) Any new Eligible Director joining the board who declines to accept the option grant provided for by Section 5(b) because such person is serving as a representative of another party who prohibits its representatives from accepting options and later ceases to serve in a representative capacity and begins to serve in an individual capacity, will be granted an option on the date that such person begins to serve in an individual capacity for that number of shares equal to the greater of (a) 8,333 or (b) the difference between 33,333 and the number of option shares already granted to such director by the Company at any time in the past, if any; and

         (d) In each year after 1994, each Eligible Director shall be granted an option on the date of the Annual Meeting for 8,333 shares; provided that such director remains an Eligible Director on such date and, as of such date, he or she shall not have received an option pursuant to Sections 5(b) or (c) within the preceding six (6) months.

6.       OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board of Directors of the Company (the "Board") shall from time to time determine. All such Option Agreements shall comply with all terms of the Plan.

7.       OPTION PRICE

         The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be the greater of par value or 100% of the fair market value of a share of the Stock on the date the Option is granted, determined with reference to the closing sales price (or the closing bid, if no sales were reported) on any exchange or system on which the Company's common stock is traded for the day of determination.

8.       TERM AND EXERCISE OF OPTIONS

         (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years form the date such Option is granted.

         (b) Option Period. Each Option granted under the Plan shall be exercisable in installments cumulatively as to one fourth of the shares of Stock subject to such Option on each anniversary of its date of grant, provided the Optionee is a Director on each such anniversary. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 4 above.

         (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 33 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made either
(i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him or her and, except as provided in Section 14 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

9.       TRANSFERABILITY OF OPTIONS

         During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

10.      TERMINATION OF SERVICE, DEATH OR DISABILITY

         Any Option granted under the Plan shall terminate upon the earlier of
(i) the expiration of the Option under Section 8(a) above or (ii) one year after the Optionee's termination of service as a director for any reason.

11.      USE OF PROCEEDS

         The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

12.      REQUIREMENTS OF LAW

         The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connect with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13. AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes cast at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, (a) materially modify the requirements as to eligibility to receive Options; (b) materially increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 14 hereof); or (c) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under Section 14 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan. The provisions set forth in Sections 3, 5, 7 and 8 shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

14.      EFFECT OF CHANGES IN CAPITALIZATION

         (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

         (b) Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option therefore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

         (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

         (d) Adjustments. Adjustments under this Section 14 relate to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) No Limitations on Company. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

15.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to continue to serve on the Board, or to interfere in any way with the right and authority of the Company or any subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any subsidiary.

16.      NONEXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

         This Plan was duly adopted and approved by the Board of Directors of the Company on August 23, 1991.

                                                        ------------------------
                                                        Secretary of the Company

         This Plan as amended was duly approved by the shareholders of the Company at a meeting of the shareholders held on the 25th day of July, 1995.

                                                        ------------------------
                                                        Secretary of the Company

                          RATIONAL SOFTWARE CORPORATION

                        1994 EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Rational Software Corporation.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a)  "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean Rational Software Corporation and any Designated Subsidiary of the Company.

                  (e) "Compensation" shall mean all base straight time gross earnings, including commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Purchase Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                        (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National

Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                        (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                        (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "Offering Period" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after November 1 and May 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (l)      "Plan" shall mean this Employee Stock Purchase Plan.

                  (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (n) "Purchase Period" shall mean the approximately six-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

         3.       Eligibility.

                  (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after November 1 and May 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.       Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's stock plan administrator prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

                  (a) The minimum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be four hundred thousand (400,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

                  (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         14.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in
Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice or consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

19.      Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

         23. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.


         This Plan was duly adopted and approved by the Board of Directors of the Company on the 20th day of May, 1994.



                                       ----------------------------------------
                                       Secretary of the Company

         This Plan as amended was duly approved by the shareholders of the Company at a meeting of the shareholders held on the 25th day of July, 1995.


                                       ----------------------------------------
                                       Secretary of the Company